UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4400 Route 9 South, Suite 3100 Freehold, NJ 07728	33326
(Address of principal executive offices)	(Zip Code)

(732) 780-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “Avalon,” and the “Company” refer to Avalon GloboCare Corp., a Delaware corporation.

On February 9, 2023 (the “Closing Date”), the Company entered into and closed an Amended and Restated Membership Interest Purchase Agreement (the “Amended MIPA”), by and among Avalon Laboratory Services, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), SCBC Holdings LLC (the “Seller”), the Zoe Family Trust, Bryan Cox and Sarah Cox as individuals (each an “Owner” and collectively, the “Owners”), and Laboratory Services MSO, LLC (“Laboratory Services MSO”). Pursuant to the terms and conditions set forth in the Amended MIPA, Buyer acquired, on the Closing Date, forty percent (40%) of all the issued and outstanding equity interests of Laboratory Services MSO (the “Purchased Interests”) from the Seller, free and clear of all liens (the “Transaction”). The Amended MIPA was filed as Exhibit 2.1 to the Current Report on Form 8-K with the Securities Exchange Commission (the “SEC”) on February 13, 2023 (the “Form 8-K”).

The Form 8-K was filed with respect to the Amended MIPA, the Transaction and related matters contemplated therein. The Company is filing this Amendment No. 1 to the Form 8-K in order to include:

(i) the audited consolidated financial statements of Laboratory Services MSO for the fiscal years ended December 31, 2022 and 2021, respectively, and the related notes thereto, as Exhibit 99.1; and

(ii) the unaudited pro forma condensed combined financial information of the Company and Laboratory Services MSO, as of and for the fiscal year ended December 31, 2022, as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The audited consolidated financial statements of Laboratory Services MSO for the fiscal years ended December 31, 2022 and 2021, respectively, and the related notes thereto, are filed herewith as Exhibit 99.1, which is incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Laboratory Services MSO, as of and for the fiscal year ended December 31, 2022, is filed herewith as Exhibit 99.2, which is incorporated herein by reference.

(d)	Exhibits.

Exhibit	Description
23.1*	Consent of Independent Registered Public Accounting Firm
99.1*	Audited consolidated financial statements of Laboratory Services MSO for the fiscal years ended December 31, 2022 and 2021, and the related notes thereto.
99.2*	Unaudited pro forma condensed combined financial information of the Company and Laboratory Services MSO, as of and for the fiscal year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2023

	By:	/s/ Luisa Ingargiola
	Name:	Luisa Ingargiola
	Title:	Chief Financial Officer

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